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                                                                    EXHIBIT 23.1

                        INDEPENDENT ACCOUNTANTS' CONSENT

         We consent to the use in this Registration Statement of Advantage Marketing Systems, Inc. on Form S-3 of our report dated March 19, 1999, appearing in the Prospectus, which is a part of such Registration Statement.

         We also consent to the reference to us under the heading "Experts" in such Prospectus.

DELOITTE & TOUCHE LLP

Oklahoma City, Oklahoma,
February 29, 2000